Summary Prospectus Supplement dated May 20, 2011
The purpose of this mailing is to provide you with changes, effective May 23, 2011, to the current Summary Prospectuses for A, B, C, R, Y and Institutional Class shares of the Fund listed below:
Invesco Global Equity Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in each prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Karl Georg Bayer	Portfolio Manager	2010
Ralph Coutant	Portfolio Manager	2011
Uwe Draeger	Portfolio Manager	2008
Jens Langewand	Portfolio Manager	2010
Andrew Waisburd	Portfolio Manager	2011”